UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 5, 2023
(Date of earliest event reported)
LABORATORY CORPORATION OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock , $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Laboratory Corporation of America Holdings (“Labcorp”) today announced that on June 5, 2023, Labcorp’s Board of Directors (the “Board”) appointed Paul B. Rothman as a member of the Board, effective June 6, 2023. Dr. Rothman will be entitled to receive compensation for his service on the Board consistent with Labcorp’s director compensation program, as described in Labcorp's most recent proxy statement, filed with the Securities and Exchange Commission on March 30, 2023.

Dr. Rothman, a rheumatologist and molecular immunologist, recently retired after a decade as the Dean of the Medical Faculty for Johns Hopkins University School of Medicine and CEO of Johns Hopkins Medicine, during which time he oversaw both the Johns Hopkins Health System and the School of Medicine. Prior to serving at Johns Hopkins, Dr. Rothman held various leadership positions at Columbia University and the University of Iowa. Dr. Rothman holds a Bachelor in Science in biology from the Massachusetts Institute of Technology and an M.D. from Yale University, and is a member of the National Academy of Medicine, the American Academy of Arts and Sciences, the American Association for the Advancement of Sciences, the American Society for Clinical Investigation, and the Association of American Physicians. Dr. Rothman currently serves on the board of directors of Merck and Co. and the King Faisal Specialist Hospital and Research Center in Saudi Arabia.

Item 7.01	Regulation FD Disclosure
On June 7, 2023, Labcorp issued a press release announcing the appointment of Dr. Rothman. A copy of that press release is attached to this current report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Exhibit Name
Exhibit 99.1	Press release dated June 7, 2023 issued by Labcorp
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

June 7, 2023